UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2012

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

California	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7800 Woodley Avenue Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)
Registrant's Telephone Number, Including Area Code: (818) 781-4973
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 18, 2012, we held our 2012 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company's shareholders (i) re-elected Philip W. Colburn and Margaret S. Dano and elected Timothy C. McQuay as Class I directors for a three-year term to expire at the 2015 Annual Meeting of Shareholders, and (ii) approved executive compensation on an advisory basis.

The final voting results on these matters were as follows:

Proposal 1 - Election of three Class I directors for a three-year term to expire at the 2015
Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld
Philip W. Colburn	19,219,222	3,436,900
Margaret S. Dano	20,470,508	2,185,614
Timothy C. McQuay	20,737,338	1,918,784

Proposal 2 - Advisory Vote on Executive Compensation:

Votes For	Votes Against	Abstain
20,006,033	553,268	2,096,821

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: May 21, 2012	/s/ Robert A. Earnest
Robert A. Earnest
Vice President, General Counsel and
Corporate Secretary